LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement") is entered into this 25th day of June, 2006, between ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Alanco"), and STARTRAK SYSTEMS, LLC, a Delaware limited liability company ("StarTrak").


RECITALS:

         Alanco and StarTrak have entered into an agreement pursuant to which Alanco will acquire StarTrak through a triangular merger involving a subsidiary of Alanco ("Acquisition Agreement").

         StarTrak is in need of additional funds prior to the closing of the Acquisition Agreement, and Alanco is willing to advance $100,000 to StarTrak prior to the closing of the Acquisition Agreement upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

         1. Loan. StarTrak agrees to borrow from Alanco and Alanco agrees to loan to StarTrak $100,000 upon the terms and conditions set forth herein. The loan shall be evidenced by StarTrak's Promissory Note in the amount of $100,000 in the form attached hereto as Exhibit A (the "Note"), which shall be executed and delivered to Alanco upon the execution hereof.

         2. Security; Assignment of StarTrak Interests. The Note shall be secured by the guaranty of Timothy P. Slifkin ("Slifkin") and Thomas A. Robinson ("Robinson") (the "Guaranty"), which shall be secured by the collateral assignment of 25% of the membership units owned by them in StarTrak (the "Assignment"), duly acknowledged by StarTrak through StarTrak's execution of a control agreement (the "Control Agreement"). The Guaranty, Assignment and Control Agreement shall be in the forms of Exhibit B, Exhibit C and Exhibit D attached hereto, respectively, and shall be duly executed and delivered to Alanco upon the execution hereof.

         3. Uses of Loan Proceeds. StarTrak shall only use the proceeds of the loan to pay creditors that would otherwise be paid within 45 days following the Closing as shown on Schedule 2.6 to the Acquisition Agreement, excluding amounts due to Slifkin or Robinson.

         4. Warranties and Representations of StarTrak. StarTrak represents and warrants to Alanco as follows, and acknowledges and confirms that Alanco is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Alanco or on its behalf:

                  4.1. Organization and Standing. StarTrak is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has all of the requisite power and authority and has all of the licenses, permits, authorities and consents that are necessary to own, operate and lease its properties and to carry on its business as now being conducted, except where failure to be so qualified would not result in a material adverse effect.

                  4.2. Capitalization. The outstanding Units of StarTrak consists solely of: 85,752 Class A Units, all of which are owned by Tenix; 490,719 Class B Units, all of which are owned by Slifkin and Robinson; and 70,340 Class C Units, all of which are owned by the StarTrak Employee Members.

                  4.3. Authorization. StarTrak has all the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All action on the part of StarTrak and its officers, directors and members necessary for the authorization, execution, delivery, and performance of all obligations of StarTrak under this Agreement has been taken. This Agreement, the Note and the Control Agreement constitute legal, valid and binding obligations of StarTrak, enforceable in accordance with their terms. The Guaranty and Assignment constitute legal, valid and binding obligations of Slifkin and Robinson, enforceable in accordance with their terms.

                  4.4. Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of StarTrak in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby.

                  4.5. Compliance with Other Instruments. StarTrak will not be, as a result of the execution, delivery or performance of this Agreement, in violation of or default under any provision of its Certificate of Formation or Operating Agreement, as amended and in effect on the date hereof, or of any provision of any material instrument, contract or lease to which it is a party, or to its knowledge, of any provision of any federal or state judgment, writ, decree, order, statute, rule, or governmental regulation applicable to StarTrak.

         5. Notices. Any notice or demand to be given by any party shall be given in writing and delivered in person; by courier service during days other than legal holidays; by facsimile transmission between 8:00 a.m. and 5:00 p.m., local time of the recipient; or by certified mail, postage prepaid, to the recipient at their respective addresses set forth below. Any such notices or demands shall be deemed effective on the date of receipt if delivered in person, by courier service or by facsimile transmission posting, and three business days following posting if mailed by certified mail, provided, however, any notice sent by facsimile transmission shall be given by overnight delivery or other personal delivery on the next business day. Any recipient may change its address for notices by notice given in accordance herewith.:

         If to Alanco:              15575 North 83rd Way, Suite 3
                                    Scottsdale, AZ 85260
                                    Attn: Robert R. Kauffman, President
                                    (Facsimile Number (480) 607-1515)


         If to StarTrak:            StarTrak Systems, LLC
                                    106 American Road
                                    Morris Plains, NJ 07950
                                    Attn: Timothy P. Slifkin
                                    (Facsimile Number (973) 993-1765)

         6. General Provisions.

                  6.1 In the event of any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs.

                  6.2 This Agreement is being executed and delivered and is intended to be performed in the State of Arizona, and shall be construed and enforced in accordance with the laws of such State.

                  6.3 Time is of the essence of this Agreement and each and every term and provision hereof.

                  6.4 It is expressly agreed that failure to exercise any right hereunder shall not constitute a waiver of the right to the later exercise thereof.

                  6.5 Any provision hereof which may be invalid or unenforceable under any applicable law or governmental regulation shall be omitted herefrom or be deemed modified as appropriate, but such omission shall not invalidate the remaining provisions of this Agreement.

                  6.6 This Agreement may not be changed orally but only by an agreement in writing and signed by the party against whom enforcement of waiver, change, modification or discharge is sought; and

                  6.7 This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.


                       (See Next Page for Signatures)

         IN WITNESS WHEREOF, the parties have executed this Agreement the day herein first above written.


STARTRAK SYSTEMS, LLC
a Delaware limited liability company


By: /s/ Timothy P. Slifkin
    -----------------------
    Timothy P. Slifkin, Chief Executive Officer


ALANCO TECHNOLOGIES, INC.
an Arizona corporation


By: /s/John A. Carlson
    ------------------
    John A. Carlson, Chief Financial Officer

                                 PROMISSORY NOTE                   EXHIBIT A
100,000.00                                               Scottsdale, Arizona
                                                               June 25, 2006

FOR VALUE RECEIVED, the undersigned, STARTRAK SYSTEMS, LLC, a Delaware limited liability company (hereinafter the "Maker"), promises and agrees to pay to the order of ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Holder"), at Scottsdale, Arizona, or at such other place as the Holder hereof may designate, the principal sum of One Hundred Thousand and No/100 Dollars ($100,000.00), together with interest thereon at the rate of two (2%) percent in excess of the prime rate announced by Wells Fargo Bank, N.A. from time-to-time per annum, payable in full on or before September 30, 2006.

All sums payable hereunder shall be paid in lawful money of the United States of America. This Note may be prepaid, in whole or in part, at any time and from time to time, without penalty. Payments shall be applied first to accrued interest and then to principal.

If payment provided for herein is not paid when due, such delinquent payment shall bear interest at a rate (the "Default Rate") which shall be twelve (12%) per annum, such interest being due from the due date of the delinquent payment until the date of receipt by Holder of the delinquent payment.

In the event Holder utilizes the services of any attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to this Note or for the recovery or protection of the indebtedness evidenced hereby, Maker agrees to pay, in addition to the principal and interest due hereunder, all reasonable costs and a reasonable amount as attorneys' fees, whether or not suit is brought, and shall further pay all reasonable costs, expenses and attorneys' fees incurred after the filing by or against the Maker of any proceeding under any Chapter of the Bankruptcy Code, or any similar federal or state statute. This Note shall be governed by, construed and interpreted in accordance with the laws of the state of Arizona.

All endorsers, guarantors, and all other persons liable or to become liable on this Note, agree that, without notice to or consent from any of them and without affecting their obligations hereunder, (a) this Note may from time to time be extended or renewed; (b) any of the provisions of this Note may be waived or any departure herefrom consented to or any other forbearance or indulgence exercised with respect thereto; (c) any collateral now or hereafter securing this Note may be exchanged, substituted, realized upon, released, compromised, extended or otherwise dealt with or disposed of.

The Maker and all guarantors and endorsers hereof and all others who may become liable for all or any part of these obligations hereby severally waive demand, presentment for payment, protest and demand, notice of protest, demand and dishonor, and nonpayment of this Note and all other notice and specifically agree that the maturity of this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Maker or any endorses or guarantors.

STARTRAK SYSTEMS, LLC
a Delaware limited liability company

By: /s/ Timothy P. Slifkin
    ----------------------
    Timothy P. Slifkin, Chief Executive Officer

                                                                 EXHIBIT B

                  COMMERCIAL UNCONDITIONAL CONTINUING GUARANTY


BORROWER:         STARTRAK SYSTEMS, LLC
                  106 American Road
                  Morris Plains, NJ 07950

GUARANTORS:       TIMOTHY P. SLIFKIN
                  THOMAS A. ROBINSON
                  c/o Startrak Systems, LLC
                  106 American Road
                  Morris Plains, NJ 07950

LENDER:           ALANCO TECHNOLOGIES, INC.
                   15575 N. 83rd Way, Suite 3
                   Scottsdale, AZ 85260



         AMOUNT OF GUARANTY. The amount of this Guaranty is One Hundred Thousand and No/100 Dollars ($100,000.00), and costs and expenses, including Lender's reasonable attorney's fees in collecting such sums and such sums as are otherwise set forth hereinafter.

         CONTINUING GUARANTY. For good and valuable consideration, the above identified Guarantors ("Guarantor") absolutely and unconditionally, guarantee and promise to pay to ALANCO TECHNOLOGIES, INC. ("Lender") or order, in legal tender of the United States of America, the Indebtedness (as the term is defined below) of STARTRAK SYSTEMS, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this Guaranty are continuing, provided, however, this Guaranty shall terminate and be of no further force or effect upon Lender's acquisition of Borrower in accordance with the Agreement and Plan of Reorganization between Borrower, Lender, Guarantor and others pursuant to which Lender is to acquire Borrower, of even date herewith.

 DEFINITIONS.  The following words shall have the following
               meanings when used in this Guaranty:

 Indebtedness. The word "Indebtedness" means the
               obligations under the Note.

 Note.         The word "Note" means that certain
               promissory note in the original principal amount of One Hundred Thousand and No/100
               Dollars ($100,000.00) dated of even date herewith, made by Borrower to the order of Lender, and all extensions or renewals thereof.


         NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Subject to the following paragraph, Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness. All Guarantors agree that their liability under this Guaranty shall be joint and several with all other Guarantors of the Indebtedness.

         DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until the Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full, provided, however, this Guaranty shall terminate and be of no further force or effect upon Lender's acquisition of Borrower in accordance with the Agreement and Plan of Reorganization between Borrower, Lender, Guarantor and others pursuant to which Lender is to acquire Borrower, of even date herewith.

         GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) to compromise, renew, extend the Indebtedness;
(b) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (c) to determine how, when and what application of payments and credits shall be made on the Indebtedness; and (d) to assign or transfer this Guaranty in whole or in part.

         GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

         GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; or (d) to pursue any remedy within Lender's power.

         Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; or (d) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. To the extent permitted by applicable law, Guarantor hereby waives any and all rights of Guarantor under A.R.S. ss.12-1641 et seq., A.R.S. ss.47-3414 et seq., and Arizona Rules of Civil Procedure 17(f).

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar rights, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

         GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

         EVENTS OF DEFAULT. At the option of the holder hereof, upon the occurrence of any of the following, all obligations hereunder shall become immediately fixed, due and payable, the same as if the Indebtedness guaranteed had become in default or past due, without demand or notice of any kind, all of which are hereby expressly waived: (a) the Indebtedness, or any portion thereof, is not paid as agreed; (b) any petition or application for a custodian, as defined by Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or for any form of relief under any provision of the Bankruptcy Code or any other law pertaining to reorganization, insolvency or readjustment of debt is filed by or against Guarantor or Borrower, or their respective assets or affairs; (c) Guarantor or Borrower makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (d) a custodian, as defined by the Bankruptcy Code, takes charge of any property of Guarantor or Borrower; (e) any material garnishment, attachment, levy or execution is issued against any of the property or effects of Guarantor or Borrower; (f) the death, dissolution or termination of existence of Guarantor; or (g) there is any material default or breach of any representation, warranty or covenant, or any false statement or material omission by Guarantor under any document forming part of the transaction in respect of which this Guaranty is made or forming part of any other transaction under which Guarantor is indebted to Lender.

         SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of the Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender reasonably deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

         LIMITED RECOURSE. Notwithstanding anything contained herein to the contrary, this Guaranty shall be nonrecourse to Guarantors and their respective successors and assigns, and the Holder agrees that it will not exercise any right to institute any action against Guarantors or any successors or assigns for the payment of any sum of money or the performance of any other obligation which is, or may be, payable or due under this Guaranty, except as against the following membership Units owned by the Guarantors in Borrower:

Guarantor                                             Class B Units
---------                                             -------------
Slifkin                                                      73,608
Robinson                                                     49,072

Notwithstanding the foregoing, nothing contained herein shall be deemed to prejudice the rights of the Lender (a) to foreclose by UCC sale or judicial foreclosure the Assignment of Limited Liability Company Interests made in connection with this Guaranty or to enforce any of its other rights or remedies under any documents securing the Note; or (b) to recover from Guarantors any damages or costs incurred as a result of fraud or intentional misrepresentation of Guarantors.

         MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are part of this Guaranty:

         Amendments. This Guaranty constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Guarantor agrees upon the Lender's request to submit to the jurisdiction of the courts of Maricopa County, State of Arizona. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of Arizona.

         Attorneys' Fees; Expenses. In any action brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs as determined by the court and not the jury.

         Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered (by personal delivery or by courier service such as Federal Express) or three (3) days after deposit in the United States mail, registered or certified, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Guarantor," "Borrower," and "Lender" include the successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. It is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, members or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.


THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, THE GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL THE NOTE AND ALL OTHER INDEBTEDNESS IS FULLY SATISFIED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

THIS GUARANTY IS DATED JUNE 25, 2006.


GUARANTOR:

------------------------------------------
TIMOTHY P. SLIFKIN

------------------------------------------
THOMAS A. ROBINSON

                                                                      EXHIBIT C
                                   ASSIGNMENT
                      OF LIMITED LIABILITY COMPANY INTERESTS

This assignment ("Assignment") is made effective June 25, 2006, by the undersigned Timothy P. Slifkin and Thomas A. Robinson (jointly referred to herein as "Assignors") to Alanco Technologies, Inc., an Arizona corporation ("Assignee"), relating StarTrak Systems, LLC, a Delaware limited liability company (referred to herein the "Company").


                                    RECITALS

Assignors are now the owners of certain membership interests in the Company (the "Assigned Interests"), as set forth below:

Assignor                                              Class B Units
--------                                              -------------
Slifkin                                                      73,608
Robinson                                                     49,072

Assignee has entered into a Loan Agreement (the "Loan Agreement") and Promissory Note (the "Note") with the Company, both of even date herewith, under which Assignee agreed to loan to the Company the principal amount of $100,000, which
Note is due to be repaid in full, with interest, on or before September 30, 2006.

Assignors own interests in the Company, and benefit from the agreements of Assignee under the Loan Agreement and Note and have guaranteed the same.

As security for the faithful performance of the terms of the Note by the Company, Assignors have executed this Assignment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions. The following terms shall have the following meanings herein:

         1.1 Company Assets. All assets, properties, rights and powers of the Company, whether real, personal or mixed, whether tangible or intangible and whether held solely by the Company or jointly with others.

         1.2 Company Income. All earnings, income, revenues, issues, proceeds, profits, damages, awards and other payments now or hereafter due to or received by the Company and all present and future rights to and interest in all of the foregoing.

         1.3 Company Distributions. All losses, credits, deductions and distributions (whether in cash or otherwise) of the Company.

         1.4 Company Capital Account. All right, title and interest in and to Assignor's capital account with and capital contribution to the Company, together with Assignor's right to return of capital (whether in cash or otherwise).

         1.5 Company Voting and Ownership Rights. All present and future rights and interests of Assignor as a member in the Company, whether existing under an operating agreement or under applicable law, and including, without limiting the generality of the foregoing, all present and future rights and powers to vote on or consent to Company matters or otherwise to determine action to be taken by the Company or to be omitted or to do all things which a member may do as to Company affairs.

         1.6 Event of Default. Any failure on the part of the Company or Assignors under the Loan Agreement or Note, including but not limited to the obligations to pay interest and principal when due.

2.0 Assignment. Assignors hereby assign, and transfer to Assignee, and grant Assignee a security interest in all of Assignors' present and future right, title and interest in and to the Assigned Interests, including but not limited to all of Assignors' Company Capital Accounts, Company Assets, Company Voting and Ownership Rights, Company Income and Company Distributions in any form attributable to the Assigned Interests in the Company (the "Collateral"). This assignment is not to be considered a transfer of LLC interests that would trigger the requirements of IRC ss.708(b).

This Assignment is a present assignment, effective immediately upon the execution and delivery hereof by Assignors, and shall continue in effect until the Note is finally and irrevocably paid in full, provided, however, this Assignment shall terminate and be of no further force or effect upon Assignee's acquisition of the Company in accordance with the Agreement and Plan of Reorganization between the Company, Assignor and Assignee and others pursuant to which Assignee is to acquire the Company, of even date herewith. . However, so long as no Event of Default shall exist, Assignee temporarily waives Assignee's right to the Collateral and hereby gives Assignors a revocable license to enjoy, use and receive the same, including but not limited to Assignors' Company Capital Accounts, Company Assets, Company Voting and Ownership Rights, Company Income and Company Distributions in any form attributable to the Assigned Interests in the Company. This license given to Assignor shall be revoked, in the sole discretion of Assignee, upon the existence or occurrence of an Event of Default.

3. Representations, Warranties and Covenants of Assignors. Each Assignor, with respect to himself and the Assigned Interests owned by such Assignor, represents, warrants and covenants, and so long as the Note remains unpaid shall be deemed to continuously represent, warrant and covenant, that:

         3.1 Legal Right and Authority. Assignor has full legal right and authority to execute and deliver this Assignment;

         3.2 Sole Owner. Each Assignor is the sole owner of the Collateral to be assigned by such Assignor hereunder and all right, title and interest therein is solely and absolutely vested in such Assignor in the Assignor's name exactly as it appears at the end of this Assignment, subject to the voting and/or proxy rights granted to Tenix Holding, Inc., under the Voting Agreement among Assignors and Tenix Holding, Inc.;

         3.3 No Future Encumbrances. Assignor shall not pledge, assign, mortgage or otherwise encumber all or any part of the Collateral without the express written consent of Assignee;

         3.4 Setoff. No setoff or counterclaim or other right to the Collateral exists as of the date of this Assignment and no agreement or understanding has been or will be made by Assignor with any person, other than Assigneee, under which any claim, setoff, deduction or discount may be claimed with respect to the Collateral;

         3.5 Requirement of Consent. Assignor shall not cause, permit or consent to any amendments to the operating agreements of the Company that would reduce Assignor's Assigned Interest or the Collateral without consent of Assignee;

         3.6 Compliance With Obligations. Assignor shall use reasonable commercial efforts to comply with all of Assignor's obligations under the operating agreement of the Company and shall not take any action that would result in a forfeiture or lien against the Collateral; and

         3.7 Benefit of Assignee. Assignor shall hold any payment of the Collateral in trust for the benefit of Assignee if a default under the Note or an Event of Default occurs.

4. Assignee's Remedies for Events of Default. Upon the occurrence of any Event of Default, Assignee shall have the right to cancel the license granted herein, and to retain the Collateral free of any right or interest of Assignors. Assignee may, but shall not be required to sell the Collateral at public or private sale, and if Assignee elects to sell the Collateral, Assignee shall have the right to sell all or any part of the Collateral for such prices and on such terms and conditions as Assignee shall in Assignee's sole discretion deem appropriate. Upon consummation of any such sale, Assignee shall have the right to assign, transfer and deliver to the purchaser the Collateral so sold. Assignors hereby waive (a) any right to require Assignee to proceed against any person, exhaust the Collateral or pursue any other remedy available to Assignee and (b) any defenses available to Assignors in connection with the matters covered by this Assignment.

5. Miscellaneous.

         5.1 Counterparts. This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one and the same agreement.

         5.2 Facsimile Signatures. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of either party, the parties shall confirm facsimile transmitted signatures by signing an original document.

         5.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, and jurisdiction and venue shall be deemed proper in Maricopa County, Arizona, without regard to conflict-of-laws principles.

         5.4 Attorney Fees. If any arbitration, suit, or action is instituted to interpret or enforce the provisions of this Agreement, to rescind this Agreement, or otherwise with respect to the subject matter of this Agreement, the party prevailing on an issue shall be entitled to recover with respect to such issue, in addition to costs, reasonable attorney fees incurred in preparation or in prosecution or defense of such arbitration, suit, or action as determined by the arbitrator or trial court, and if any appeal is taken from such decision, reasonable attorney fees as determined on appeal.

IN WITNESS WHEREOF, Assignor has executed this Assignment effective the day and year first set forth above.

                                    ASSIGNORS:


                                            ---------------------------------
                                            TIMOTHY P. SLIFKIN


                                            ---------------------------------
                                            THOMAS A. ROBINSON


                                    ASSIGNEE:

                                             ALANCO TECHNOLOGIES, INC.
                                             an Arizona corporation


                                              By
                                                 ----------------------------
                                                 John A. Carlson,
                                                 Chief Financial Officer

                           AUTHORIZATION OF ASSIGNMENT

TENIX HOLDINGS INC. a Delaware corporation, and a Member of StarTrak Systems, LLC, a Delaware limited liability company ("StarTrak"), hereby authorize the actions of Timothy P. Slifkin and Thomas A. Robinson ("Assignors") under the Assignment of LLC Interests made June 25, 2006 ("Assignment"), by them to Alanco Technologies, Inc., an Arizona corporation ("Alanco"), relating to a portion of their ownership interests in StarTrak, and agree that in the event of a default as described in said Assignment, that Alanco may become the owner of such assigned LLC Interests and shall be admitted as a member of StarTrak with full voting and membership rights as attached to the assigned membership interests, subject, however, to the voting and/or proxy rights granted to Tenix Holding, Inc., under the Voting Agreement among Assignors and Tenix Holding, Inc..

TENIX HOLDINGS INC.
a Delaware corporation


By:
    --------------------------------

   Its: ----------------------------

                               CONTROL AGREEMENT                      EXHIBIT D

         This Control Agreement ("Agreement") is made and entered into as of the 25th day of June, 2006, by and among StarTrak Systems, LLC (referred to herein as the "Issuer"), Alanco Technologies, Inc., an Arizona corporation ("Lender"), and Timothy P. Slifkin and Thomas A. Robinson (referred to herein as "Assignors") .

                                    RECITALS:

Assignors own all of the Class B Membership Units in the Issuer (the "Assigned Interest").

A. Lender has entered into a Loan Agreement (the "Loan Agreement") and Promissory Note (the "Note") with the Issuer, both of even date herewith, under which Lender agreed to loan Issuer the principal amount of $100,000, which Note is due to be repaid in full, with interest, on or before September 30, 2006.

B. As security for the faithful performance of the terms of the Note by Issuer, Assignors have executed an Assignment of Limited Liability Company Interest (the "Assignment Agreement") under which Assignors have assigned to Lender all of Assignors' Assigned Interest and have granted Lender a security interest in the Assigned Interest.

C. The parties wish to acknowledge such security interest and assignment and Lender's control over the Assigned Interest for purposes of the provisions of
Article 8 and Article 9 of the Uniform Commercial Code as enacted and in effect in the State of New Jersey (the "UCC").

                                   AGREEMENT:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals. The Recitals above are incorporated herein by this reference.

2. Acknowledgment of Security Interest. Issuer hereby acknowledges and agrees that, pursuant to the Assignment Agreement, Lender has been granted and continues to hold a security interest in and to the Assigned Interest as collateral security for the obligations of Assignors under the Note and Loan Agreement, and that Issuer holds the Assigned Interest for the benefit of Lender.

3. Agreement to Follow Instructions; Agreement Not to Register Transfer. Issuer, as issuer of the Assigned Interest, hereby agrees to comply with any "instructions" (as defined in sections 8-102(A)(12) and 8-106(c)(2) of the Uniform Commercial Code) originated by Lender without further consent of the Assignors, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Assigned Interest or the proceeds thereof, including any distributions with respect thereto. Further, Issuer and Assignors agree that they shall not register any transfer of the Assigned Interest to any person other than Lender without the prior written consent of Lender.

4. Agreement not to Further Encumber Property. Issuer and Assignors hereby agree that other than the existing debt on the property of Issuer, no additional debt or liens shall be placed on the property of Issuer without Lender's consent.

5. Intent of the Parties. By executing and delivering this Agreement, the parties hereto intend to establish Lender's control over the Assigned Interests for purposes of the provisions of 8-106(c)(2) and 9-106(A) of the Uniform Commercial Code.

6. Consent. Assignors hereby consent to the execution and delivery of this Agreement by Issuer and Lender.

7. Choice of Law. This Agreement shall be construed and enforced under the laws of the State of Delaware.

8. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

9. Amendments. No amendment, waiver, termination or other modification to this Agreement shall be effective unless the same is in writing and is signed by each of the parties hereto.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


ISSUER:

StarTrak Systems, LLC
a Delaware limited liability company

By:  /s/ Timothy P. Slifkin
     ---------------------------
     Timothy P. Slifkin, Chief Executive Officer

LENDER:

Alanco Technologies, Inc.
an Arizona corporation

By: /s/ John A. Carlson
    -------------------
    John A. Carlson, Chief Financial Officer


ASSIGNORS:

/s/ Timothy P. Slifkin
------------------------------------
Timothy P. Slifkin

/s/ Thomas A. Robinson
------------------------------------
Thomas A. Robinson